UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): November 29, 2019

NCL CORPORATION LTD.

(Exact Name of Registrant as Specified in its Charter)

Bermuda	333-128780	20-0470163
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7665 Corporate Center Drive Miami, Florida 33126

(Address of Principal Executive Offices, and Zip Code)

(305) 436-4000

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On December 2, 2019, NCL Corporation Ltd. (“NCLC”), a subsidiary of Norwegian Cruise Line Holdings Ltd. (“NCLH”), announced its intent to offer $565.0 million aggregate principal amount of Senior Notes due 2024 through a private placement (the “Offering”).

NCLC intends to use the net proceeds from the Offering, after deducting the initial purchasers’ discount and estimated fees and expenses, together with cash on hand, to redeem all $565,000,000 aggregate principal amount of its outstanding 4.750% senior notes due 2021 (the “4.750% Senior Notes”) (including accrued and unpaid interest) in accordance with the indenture for the 4.750% Senior Notes and to pay related transaction fees and expenses.

A copy of the press release announcing the Offering is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

This report does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale of any security in any jurisdiction in which such offering, solicitation or sale would be unlawful.

NCLC is furnishing the information under this Item 7.01 in this Current Report on Form 8-K to comply with Regulation FD. Such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of NCLC’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

On November 29, 2019, NCLC delivered a notice of conditional redemption (the “Redemption Notice”) to holders of its outstanding 4.750% Senior Notes. The Redemption Notice provides for NCLC’s redemption, pursuant to the terms of the Indenture, dated as of December 14, 2016 (the “Indenture”), between NCLC and U.S. Bank National Association, as trustee, of all of the $565.0 million aggregate principal amount of outstanding 4.750% Senior Notes on December 16, 2019 (the “Redemption Date”) at a redemption price of 101.188% of the principal amount of the 4.750% Senior Notes to be redeemed on the Redemption Date, plus accrued and unpaid interest to, but excluding, the Redemption Date.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release, dated December 2, 2019.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 2, 2019	NCL Corporation Ltd.

	By:	/s/ Mark A. Kempa
Mark A. Kempa
Executive Vice President
and Chief Financial Officer